Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N

Safe Harbor Statement P A R K N A T I O N A L C O R P O R A T I O N 2 This presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward- looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; and (32) other risk factors related to the banking industry.

Disclaimer Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Management believes that the disclosure of these “non-GAAP” financial measures presents additional information which, when read in conjunction with Park’s consolidated financial statements prepared in accordance with GAAP, assists in analyzing Park’s operating performance, ensures comparability of operating performance from period to period, and facilitates comparisons with the performance of Park’s peer financial holding companies, while eliminating certain non-operational effects of acquisitions. Additionally, Park believes this financial information is utilized by regulators and market analysts to evaluate a company’s financial condition, and therefore, such information is useful to investors. The non-GAAP financial measures should not be viewed as substitutes for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation from the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this presentation is provided on pages 35 and 36 of this presentation. P A R K N A T I O N A L C O R P O R A T I O N 3

P A R K N A T I O N A L C O R P O R A T I O N Overview of Park National Corporation

Overview of Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N 5 • Park’s bank subsidiary, The Park National Bank, is headquartered in Newark, Ohio and was founded in 1908. • $9.9 billion of total assets and $8.6 billion of assets under management(1) at March 31, 2025. • Park common shares are publicly traded under the symbol “PRK” on NYSE American. • Diversified revenue base with approximately 19.8% non- interest income to operating revenue(5) ratio for the three months ended March 31, 2025. • Diversified loan portfolio funded with customer deposits. • Below average historical net charge-offs relative to Proxy Peer Group. • Low-cost funding profile supports durable net interest margin and extended trend of stable operating results. • At June 30, 2024, Park’s average deposit market share was approximately 34% in Park’s six largest county markets in Ohio. (1) Market value of assets under management. (2) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 35 and 36. (3) NPAs exclude loans 90+ days past due. (4) Net interest margin shown on a fully taxable equivalent basis assuming a 21% corporate federal income tax rate. (5) Definitions: TE – Tangible Equity; TA – Tangible Assets; ACL – Allowance for Credit Losses; NPA – Non-Performing Assets, ROAA – Return on Average Assets; ROATE – Return on Average Tangible Equity; Operating Revenue = Non-Interest Income + Net Interest Income (6) For the purpose of calculating the annualized return on average tangible equity, a non-U.S. GAAP financial measure, net income for each period is divided by average tangible equity during the period. (7) Ratios presented YTD through March 31, 2025 are shown on an annualized basis. Note: Financial data as of March 31, 2025 unless otherwise noted; Source: S&P Global Market Intelligence. Company Overview $ in millions 12/31/2023 12/31/2024 3/31/2025 Total Assets 9,837$ 9,805$ 9,887$ Total Loans (Gross) 7,476 7,817 7,884 Total Deposits 8,043 8,144 8,202 Total Shareholders' Equity 1,145 1,244 1,279 Total Equity / Total Assets 11.64% 12.69% 12.94% TE / TA (2) (5) 10.14% 11.21% 11.48% ACL / Loans (5) 1.12% 1.13% 1.12% NPAs / Total Assets (3) (5) 0.62% 0.70% 0.63% Net Interest Margin (4) (7) 4.11% 4.41% 4.62% ROAA (5) (7) 1.27% 1.53% 1.70% Return on Average Equity (7) 11.55% 12.65% 13.46% ROATE (2) (5) (6) (7) 13.60% 14.65% 15.44% At or YTD

Attractive Geographic Footprint P A R K N A T I O N A L C O R P O R A T I O N 6 Ohio North Carolina South CarolinaKentucky Region Deposits Trust AUM(1) Full-Time(2) Employees Counties Served Offices Western Ohio $1.67B $1.43B 163 6 20 Northern Ohio $1.91B $1.42B 203 7 22 Metro $1.04M $1.20B 201 7 14 Central Ohio $2.01B $3.59B 172 4 15 Eastern Ohio $861M $912M 85 4 9 Carolina $615M $69M 84 6 7 Overview • Distinct operating regions provide for attractive mix of customers and demographic opportunities. • Park entered several new geographic markets in the last 5 years via acquisitions and de novo branch openings. • These new markets have strong population growth and low rates of unemployment(3). • Combined with Park’s solid deposit franchise, these expansion markets present a promising opportunity for customer and revenue growth. March 2025 Unemployment Rate (%)(3) (1) Market value of assets under management. (2) Full-time employees do not include 812 full-time employees at Park’s operational support centers. (3) Source: Bureau of Labor Statistics; National unemployment data as of March 31, 2025. Note: Financial data as of March 31, 2025 unless otherwise noted. 4.8% 3.7% 4.8% 4.8% 4.6% 4.2% ASHEVILLE, NC CHARLOTTE, NC CINCINNATI, OH COLUMBUS, OH LOUISVILLE, KY USA

Senior Management P A R K N A T I O N A L C O R P O R A T I O N 7 David L. Trautman – Chairman of the Board and CEO – Age: 64 (41 years with Park) • Chairman of the Board since May 2019 and CEO since January 2014 of Park and Park National Bank. • President of Park and Park National Bank from January 2005 through April 2019. • President of First-Knox National Bank, a division of Park National Bank, from 1997 through 2002, and its Chairman of the Board from 2001 to 2006. • Holds an MBA with honors from The Ohio State University. • Earned a B.A. from Duke University and joined Park immediately following graduation. Matthew R. Miller – President – Age: 46 (16 years with Park) • President of Park and Park National Bank since May 2019. • Executive Vice President of Park and Park National Bank from April 2017 through April 2019. • Chief Accounting Officer of Park and Park National Bank from December 2012 through March 2017. • Vice President of Accounting at Park National Bank from March 2009 through December 2012. • Prior to joining Park, worked for eight years at Deloitte LLP, serving clients in the financial services industry. • Earned a B.A. in accounting, graduating summa cum laude, from University of Akron.

Senior Management (continued) P A R K N A T I O N A L C O R P O R A T I O N 8 Brady T. Burt – Chief Financial Officer – Age: 52 (18 years with Park) • Chief Financial Officer of Park and Park National Bank since December 2012. • Chief Accounting Officer of Park and Park National Bank from April 2007 to December 2012. • Worked at Vail Banks, Inc. in various capacities from 2002 to 2006, including as CFO. • Earned a B.S. in accounting from Miami University. • Member of Board of Directors of Federal Home Loan Bank of Cincinnati, serving on each of the Audit Committee (which he has chaired since January 1, 2021) and the Risk Committee. • Member of Board of Trustees of Central Ohio Technical College since October 2024.

Experienced Management Team • Park National Bank’s management team consists of leaders with deep market knowledge. • The management team averages 27 years of banking experience. • The average team tenure with Park National Bank is approximately 20 years. P A R K N A T I O N A L C O R P O R A T I O N 9 Name Position Age Years with PNB Years in Industry Todd M. Bogdan Chief Operations Officer 56 8 36 Adrienne M. Brokaw Chief Auditor 57 12 26 Bryan M. Campolo Chief Credit Officer 40 18 18 Thomas M. Cummiskey Chief Wealth & Trust Officer 55 25 27 Malory Dcosta Chief Information Officer 51 3 22 Mark H. Miller Corporate Services Director 43 8 8 Cheryl L. Snyder Chief Retail Lending Officer 68 45 47 Laura F. Tussing Chief Banking Officer/Regional Banking Director 43 20 20 Jeffrey A. Wilson Chief Risk Officer 58 20 28

• Strong history of operating in Park’s regional bank model. • To better align its branch network with banking trends, Park National Bank consolidated 23 branch offices (approximately 20% of then existing) in 2020. • Proximity to other branches and few competitors in impacted markets reduced the risk of attrition. • Below average transaction volume at impacted branches. • On October 23, 2023, Park announced the consolidation of 12 branch offices, 3 relocations and 2 new market locations, all of which are in Ohio. • Park continues to analyze its remaining branch network (geography, demographics, transaction volume, etc.) to identify sensible branch optimization opportunities. • Separate presidents and advisory boards, consisting of leaders with deep local market knowledge. • Regional leadership team averages approximately 28 years of banking experience and 19 years of leadership tenure with Park. P A R K N A T I O N A L C O R P O R A T I O N 10 Community Banking Regions Name Position Age Years with PNB Years in Industry John A. Brown President - Western Ohio Region 56 33 33 Bryant W. Fox Market President - Cincinnati 36 12 12 Chris R. Hiner President - Northern Ohio Region & Director of Home Lending 42 19 19 W. Andrew Holden Market President - Louisville 50 7 29 Tim J. Ignasher Market President - Charlotte 64 8 34 John D. Kimberly President - Carolina Region 60 18 39 Patrick L. Nash President - Eastern Ohio Region 60 37 37 Laura F. Tussing President - Central Ohio Region 43 20 20 Brady E. Waltz Market President - Columbus 53 17 31

Preparation to Cross $10 Billion in Assets • Since Q3 2020, Park has been strategically managing the balance sheet size to stay under $10 billion in assets,(1) using one-way sell deposits and other balance sheet strategies. • In Q3 2022, Park engaged Promontory (third-party professional services firm) to assess Park’s preparedness as it relates to regulatory expectations that typically present themselves when banks cross $10 billion in assets. • From Q3 2022 to present, Park continues to invest in people, processes and technology to better prepare for the enhanced regulatory expectations. • Park believes that it is well positioned for increased regulatory expectations in the event assets exceed $10 billion, whether by acquisition, merger or organically. P A R K N A T I O N A L C O R P O R A T I O N 11 (1) Park crossed $10 billion in assets two times since then, once on September 30, 2021, and again on September 30, 2023.

Park M&A Strategy Two-prong strategy guidelines: 1. Traditional M&A • Strong franchise, good reputation and asset quality • Competitive market share • Continuity of management and leadership • Traditional community bank structure • Sticky, low-cost core deposits • Disciplined approach to pricing and diligence 2. Metro Strategy • Certain attractive markets in the Midwest, Southeast, and Mid-Atlantic regions • De novo branching – mirror successful Columbus, Ohio and Louisville, Kentucky de novo offices • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing trust and wealth management business, or the potential to grow the business in those areas • Commercial focus with potential to grow consumer • Proven leadership team P A R K N A T I O N A L C O R P O R A T I O N 12

P A R K N A T I O N A L C O R P O R A T I O N Financial Summary

2025 First Quarter Highlights P A R K N A T I O N A L C O R P O R A T I O N 14 • Park’s Consolidated Capital Ratios at March 31, 2025: – Total Shareholders’ Equity to Total Assets of 12.94% – Tangible Common Equity to Tangible Assets of 11.48%(1) – Leverage Ratio of 11.74% – Total Risk-Based Capital Ratio of 16.85% • Book value per common share grew to $79.00 at March 31, 2025 from $76.98 at December 31, 2024. • Tangible book value per common share(1) grew to $68.94 at March 31, 2025 from $66.89 at December 31, 2024. • Net income was reported at $42.2 million for Q1 2025 compared to $38.6 million for Q4 2024. • Net interest margin increased to 4.62% at March 31, 2025 from 4.51% at December 31, 2024, quarter to date. This improvement is a function of Park’s strong funding base. • Pre-tax, pre-provision net income (“PTPP”)(1) increased to $52.0 million for Q1 2025 compared to $51.3 million for Q4 2024. • Provision for credit losses of $0.8 million for Q1 2025 compared to $3.9 million for Q4 2024. • Loans grew to $7.88 billion at March 31, 2025 from $7.82 billion at December 31, 2024. • ACL / Loans decreased to 1.12% at March 31, 2025 from 1.13% at December 31, 2024. Park Performance Summary (1) (1) See “Reconciliation of Non-GAAP Financial Measures” shown on pages 35 and 36.

Steady Balance Sheet Growth P A R K N A T I O N A L C O R P O R A T I O N 15 Total Assets Total Loans (excluding PPP) (1) Total Deposits (includes off balance sheet) (2) Total Shareholders’ Equity (Dollars in millions) (Dollars in millions) (Dollars in millions) (Dollars in millions) (1) Excludes PPP loans of $1MM, $1MM, $2MM, $4MM and $74MM at end of 1Q2025, 2024Y, 2023Y, 2022Y and 2021Y, respectively. (2) Includes off balance sheet deposits of $251MM, $115MM, $1MM, $196MM and $983MM at end of 1Q2025, 2024Y, 2023Y, 2022Y and 2021Y, respectively. (3) CAGR = Compound annual growth rate, a calculation of annual growth that considers compounding balances. CAGR(3) 4.7% CAGR(3) (1.5%) CAGR(3) 4.4% $9,560 $9,855 $9,837 $9,805 $9,887 2021Y 2022Y 2023Y 2024Y 1Q2025 $6,797 $7,138 $7,474 $7,816 $7,883 2021Y 2022Y 2023Y 2024Y 1Q2025 $8,888 $8,431 $8,044 $8,259 $8,453 2021Y 2022Y 2023Y 2024Y 1Q2025 $1,111 $1,069 $1,145 $1,244 $1,279 2021Y 2022Y 2023Y 2024Y 1Q2025

Efficiency Ratio & Non-Int. Exp. / Avg. Assets(1) Strong Earnings P A R K N A T I O N A L C O R P O R A T I O N 16 (Dollars in millions) Net Income, ROAA & ROATE(1) Non-Interest Income / Operating Revenue (2) Pre-Tax, Pre-Provision Net Income / Avg. Assets(1) (1) See Reconciliation of Non-GAAP Financial Measures shown on pages 35 and 36. (2) The decrease of non-interest income for 2023 includes a loss on sale of debt securities of $7.9MM. Note: Ratios are annualized for 2025. (Dollars in millions) (Dollars in millions) $153.9$153.9 61.3% 61.2% 65.9% 61.4% 59.8% 2.88% 2.97% 3.11% 3.25% 3.16% 2021Y 2022Y 2023Y 2024Y 1Q2025 Efficiency Ratio Non-Int. Exp. / Avg. Assets $153.9 $148.4 $126.7 $151.4 $42.2 1.6% 1.5% 1.3% 1.5% 1.7% 17.2% 16.3% 13.6% 14.7% 15.4% – $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2021Y 2022Y 2023Y 2024Y 1Q2025 – 4.0% 8.0% 12.0% 16.0% 20.0% Net Income ROAA ROATE $176.3 $185.0 $156.5 $199.3 $52.0 1.79% 1.84% 1.57% 2.01% 2.10% – $20 .0 $40 .0 $60 .0 $80 .0 $10 0.0 $12 0.0 $14 0.0 $16 0.0 $18 0.0 $20 0.0 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% 2.0 0% 2.2 0% 2021Y 2022Y 2023Y 2024Y 1Q2025 PPNR PPNR/Avg. Assets $129.9 $135.9 $92.6 $122.6 $25.7 $329.9 $347.1 $373.1 $398.0 $104.4 28.3% 28.1% 19.9% 23.5% 19.8% 2021Y 2022Y 2023Y 2024Y 1Q2025 Net Interest Income Non-Interest Income Non-Interest Income / Op. Rev.

Stable Net Interest Margin P A R K N A T I O N A L C O R P O R A T I O N 17 Asset Yields, Liability Costs, and Net Interest Margin(1) (1) Net interest margin shown on an annualized, fully taxable equivalent basis assuming a 21% corporate federal income tax rate. See “Reconciliation of Non-GAAP Financial Measures” shown on pages 35 and 36. 3.86% 4.14% 5.18% 5.78% 5.85% 3.69% 3.80% 4.11% 4.41% 4.62% 0.28% 0.54% 1.67% 2.08% 1.86% 0.12% 0.39% 1.52% 1.97% 1.76% FY2021 FY2022 FY2023 FY2024 1Q2025 Interest Earning Asset Yield (%) Net Interest Margin (%) Interest Bearing Liability Cost (%) Interest Bearing Deposit Cost (%)

Diverse Fee Income P A R K N A T I O N A L C O R P O R A T I O N 18 Overview • The business lines responsible for generating the majority of fee income are trust and wealth management, mortgage banking, and retail banking (interchange fees). • Diversified revenue base with approximately 19.8% non-interest income to operating revenue ratio for the three-month period ended March 31, 2025. • Anchored by wealth management business line, at March 31, 2025, had aggregate assets under management of $8.6 billion(1). Sources of Non-Interest Income (YTD) Non-Interest Income / Operating Revenue (1) Market value of assets under management. (2) Fluctuations driven heavily by increased mortgage fees in 2020 and 2021 due to increased mortgage originations. 2022 included $12.0MM of OREO valuation markups and $5.6MM of OREO gains related to Vision Bank. 2023 included a loss on sale of debt securities of $7.9MM. 2024 included a pension settlement gain of $6.1MM and a 19.8% increase from wealth management compared to the prior year. Note: Financial data as of March 31, 2025 unless otherwise noted. (Dollars in millions) (2) Fiduciary Activities 43% Service Charges 9% Other Service Income 11% Interchange Income 24% BOLI 6% Other Fee Income 7% $129.9 $135.9 $92.6 $122.6 $25.7 $329.9 $347.1 $373.1 $398.0 $104.4 28.3% 28.1% 19.9% 23.5% 19.8% 2021Y 2022Y 2023Y 2024Y 1Q2025 Net Interest Income Non-Interest Income Non-Interest Income / Op. Rev.

Disciplined Approach to Managing Operating Expenses P A R K N A T I O N A L C O R P O R A T I O N 19 Efficiency Ratio & Non-interest Expense Non-interest Expense Composition (YTD) Note: Financial data as of March 31, 2025 unless otherwise noted. (Dollars in millions) • Significant investment in people, processes, and technology over the last two years. • Well positioned for growth. • Significant spend over last couple of years to prepare for crossing $10 billion. • Engaged Promontory to help with a framework for investments in Enterprise Risk Management, Compliance and Operating efficiency. • Includes investments in digital, data science and customer experience to position well for growth. $283.5 $298.0 $309.2 $321.3 $78.2 61.3% 61.2% 65.9% 61.4% 59.8% 2021 2022 2023 2024 1Q2025 Non-interest Expense Efficiency Ratio Salaries & Benefits 60% Occupancy 5% FF&E 3% Data Processing 13% Professional Fees 9% Insurance 2% Other Non- interest Expense 8%

High Quality Capital Structure 99% of Park’s Tier 1 Capital is Common Equity P A R K N A T I O N A L C O R P O R A T I O N 20 Common Equity Tier 1 Trust Preferred Receives full Tier 1 Capital treatment Subordinated Notes and Allowance for Credit Losses Tier 1 Capital $1,165 million Tier 2 Capital $268.3 million *Subdebt coupon rate is 4.50% and the first call date is 9/1/2025. Note: Financial data as of March 31, 2025 unless otherwise noted. ACL $93.5 Subdebt $174.8 Trust Preferred $15.0 Common Equity Tier 1 $1,149.5 1 Regulatory Capital at March 31, 2025 (Dollars in millions)

Robust Capital Ratios P A R K N A T I O N A L C O R P O R A T I O N 21(1) Adequately capitalized thresholds plus capital conservation buffer of 2.5%. (2) Regional Peer Group was used, as defined in the 2025 proxy. Note: All ratios presented are as of the end of the period. Note: Financial data as of March 31, 2025 unless otherwise noted. Tier 1 Leverage Ratio Common Equity Tier 1 Ratio Tier 1 Risk-based Capital Ratio Total Risk-based Capital Ratio Regulatory Minimums(1) (1) (1) (1) (1) Peer Median Data(2) 9.8% 9.9% 10.7% 11.5% 11.7% 4.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q1 12.4% 12.6% 12.8% 13.3% 13.5% 7.0% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q1 12.6% 12.8% 13.0% 13.5% 13.7% 8.5% – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q1 16.1% 16.1% 16.2% 16.6% 16.9% 10.5% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 2021Q4 2022Q4 2023 Q4 2024 Q4 2025 Q1

High-Quality and Diversified Loan Portfolio P A R K N A T I O N A L C O R P O R A T I O N 22 • Park has a well-secured loan portfolio with geographic and asset class diversity. • Out-of-market portfolio is largely limited to specialty lending, which has conservative underwriting and is subject to intensive loan monitoring. • 47% of the loan portfolio has fixed interest rates with a weighted average contractual life of 85 months; the remaining 53% of the portfolio consists of variable rate loans with a weighted average reprice of 29 months. • Included in commercial, financial, and agricultural loans were loans originated through two specialty business lines: • $320.6 million in loans originated through Scope Leasing, Inc. • $310.5 million in structured finance loans. • 2% of total loans were agriculture related(1). • 35% of commercial real estate loans were owner-occupied. • $247.4 million of commercial real estate loans were fully or partially collateralized by non-owner-occupied office space. Of this amount, $245.2 million were accruing.Total Loan Portfolio: $7.9B QTD Yield on Loans: 6.26% (1) Agriculture related loans include farm loans and agricultural production loans. Note: Financial data as of March 31, 2025 unless otherwise noted. Commercial, Financial, and Agricultural 16% Commercial Real Estate 26% Construction Real Estate 6% Residential Real Estate 28% Consumer 24% Leases 0%

Commercial Loan Repricing P A R K N A T I O N A L C O R P O R A T I O N In Thousands 36% 11% 9% 12% 16% 16% Commercial Loan Repricing by Year 2025 2026 2027 2028 2029 2030+ 2025 2026 2027 2028 2029 2030+ ≥3% $116,781,947 $124,840,840 $20,479,642 $5,088,176 $1,948,604 $36,794,507 <3% $1,331,550,073 $208,975,680 $249,721,428 $319,590,743 $371,074,551 $291,532,171 $- $200,000,000 $400,000,000 $600,000,000 $800,000,000 $1,000,000,000 $1,200,000,000 $1,400,000,000 $1,600,000,000 Commercial Loan Repricing Rate Shock by Year <3% ≥3% Note: Financial data as of March 31, 2025 23

CRE Loan Repricing P A R K N A T I O N A L C O R P O R A T I O N In Thousands 23% 14% 10%14% 18% 21% CRE Loan Repricing or Maturing by Year 2025 2026 2027 2028 2029 2030+ 2025 2026 2027 2028 2029 2030+ ≥3% $69,614,087 $74,609,657 $13,169,163 $2,466,746 $607,453 $29,372,739 <3% $347,111,891 $158,535,974 $153,624,236 $218,283,273 $244,009,333 $215,020,962 $- $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 $450,000,000 CRE Loan Repricing Rate Shock by Year <3% ≥3% Note: Financial data as of March 31, 2025 24

Installment Lending Portfolio P A R K N A T I O N A L C O R P O R A T I O N 25 Note: Financial data as of March 31, 2025 • Park National Bank’s installment portfolio includes $1.7B of indirect loans and $183MM of direct loans. • Balances have steadily increased since first exceeding $1B in 2017. Pre-2020 2020 2021 2022 2023 2024 2025 Total Total 69,292,268 110,087,510 184,401,114 393,862,142 423,976,599 578,607,423 144,945,071 1,905,172,127 Premier (FICO 780+) 29,735,066 62,474,446 97,891,699 211,636,329 212,155,271 300,094,757 78,137,798 992,125,365 A+ (FICO 740 - 779) 20,080,560 27,629,667 49,351,427 105,761,583 114,930,356 156,430,274 38,665,859 512,849,725 A (FICO 710 - 739) 12,790,529 15,452,516 27,003,404 56,919,150 68,465,010 83,793,058 19,814,874 284,238,541 B (FICO 680 - 709) 4,955,250 3,798,732 8,485,187 16,497,833 23,030,500 31,390,713 6,781,584 94,939,800 C or D (FICO < 680) 1,730,864 732,149 1,669,397 3,047,247 5,395,462 6,898,622 1,544,956 21,018,697 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 800,000,000 ($ in 0 00 s) Installment Loan Balances by Origination Year/Credit Tier 52.08% 26.92% 14.92% 4.98% 0.62% 0.49% Installment Loan Portfolio by Credit Tier Premier (FICO 780+ A+ (FICO 740 - 779) A (FICO 710 - 739) B (FICO 680 - 709) C (FICO 641 - 679) D (FICO < 640)

Installment Lending Portfolio (continued) P A R K N A T I O N A L C O R P O R A T I O N 26 Note: Financial data as of March 31, 2025 Pre-2020 2020 2021 2022 2023 2024 2025 Total All Other 5,519,141 1,839,314 2,771,379 3,156,059 7,188,286 13,976,230 3,585,190 38,035,598 Watercraft 11,513,780 11,866,920 12,178,302 19,073,766 16,791,874 18,485,778 2,454,362 92,364,782 RVs 41,030,465 48,964,180 69,731,331 113,175,815 82,814,173 75,946,814 14,696,120 446,358,898 Auto 11,228,882 47,417,097 99,720,102 258,456,502 317,182,266 470,198,601 124,209,400 1,328,412,849 Total 69,292,268 110,087,510 184,401,114 393,862,142 423,976,599 578,607,423 144,945,071 1,905,172,127 - 100,000,000 200,000,000 300,000,000 400,000,000 500,000,000 600,000,000 700,000,000 800,000,000 ($ in 0 00 s) Installment Loan Balances by Origination Year/Collateral Type

Specialty Lending • Park has successfully operated in the specialty finance area for many years, specifically focusing on turbo-prop and light jets and structured finance lending to non-bank consumer finance companies. Net charge-offs in specialty lending have not materially impacted Park’s overall net charge-off rates over the last 10 years. • Park acquired Scope Leasing, Inc. in the mid-1990’s. Scope follows the same conservative underwriting posture as the commercial loan portfolio. Its lending team has years of industry experience and maintains a narrow focus as to acceptable aircraft underlying loans. Scope had loans of $320.6 million, or 4.06% of total loans, outstanding as of March 31, 2025. Scope offers aircraft loans from $200,000 to $5 million to individuals, small businesses, and major corporations across the country. • Park entered the structured finance lending business in 2008. It features a traditional asset-based lending line of business with daily cash collections, periodic customer audits, and an attractive risk/reward dynamic. The structured finance loans consist of loans to non-bank consumer finance companies throughout the nation. These asset-based loans are collateralized by cash flows from individuals, typically from auto loans financed by the non-bank consumer finance company. These loans have conservative underwriting and are subject to intensive loan monitoring. Structured finance loans represented $310.5 million, or 3.94% of total loans, outstanding as of March 31, 2025. P A R K N A T I O N A L C O R P O R A T I O N 27 Note: Financial data as of March 31, 2025 unless otherwise noted. Structured Finance 3.94% Scope Aircraft Finance 4.06% All Other Loans 92.00%

Healthy Allowance Levels Safeguard Shareholders’ Equity P A R K N A T I O N A L C O R P O R A T I O N 28 Allowance / Total LoansOverview • Allowance for credit losses was 1.12% of total loans as of March 31, 2025. • Conservative classification of commercial loans and prudent identification of problem credits. • Adopted CECL, 1/1/2021. Provision / Net Charge-Offs (1) (1) Park was in a net recovery position for the fiscal year ended December 31, 2021. – 1.9x 0.6x 1.4x 1.3x FY 2021 FY 2022 FY 2023 FY 2024 2025 Q1 $6,871 $7,142 $7,476 $7,817 $7,884 1.21% 1.20% 1.12% 1.13% 1.12% 2021 Q4 2022 Q4 2023 Q4 2024 Q4 2025 Q1 (Dollars in millions) Total Loans ACL / Loans $ in thousands Net Charge-Off (Recovery) 2025 Q1 592$ FY 2024 10,322 FY 2023 4,921 FY 2022 2,375 FY 2021 (3,348)

Stable Asset Quality P A R K N A T I O N A L C O R P O R A T I O N 29 Net Charge-Offs / Average Loans Classified Loans(2) / Tier 1 Capital + ACL Overview • Conservative underwriting and strong asset quality. • Of the $61.9 million in nonaccrual loans, $44.2 million, or about 71.4%, were current with contractual payments at March 31, 2025. NPAs / Total Assets (1) (1) NPAs exclude accruing troubled debt restructuring loans and loans 90+ days past due. (2) Classified loans are defined as those rated substandard or individually evaluated - nonaccrual, excluding accruing purchase credit deteriorated (PCD) loans associated with the acquisitions of NewDominion Bank and CAB Financial Corporation. (0.05%) 0.03% 0.07% 0.14% 0.03% (0.20%) – 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2022Y 2022Y 2023Y 2024Y 2025Q1 0.80% 0.82% 0.62% 0.70% 0.63% 2021Q4 2022Q4 2023Q4 2024Q4 2025Q1 7.27% 7.27% 4.25% 4.61% 4.05% 2021Q4 2022Q4 2023Q4 2024Q4 2025Q1

Stable, Low-Cost Core Deposits P A R K N A T I O N A L C O R P O R A T I O N 30 • With minimal reliance on costly time deposits and a relatively high level of non-interest bearing deposits, Park has cultivated a loyal and low-cost source of funds. • Non-interest bearing deposits represented 32% of total deposits. • Public funds made up $1.5 billion, or approximately 18%, of on and off balance sheet deposits. • Uninsured deposits totaled approximately $1.5 billion, or 18.2% of total deposits. This $1.5 billion included $400.2 million of deposits which were over $250,000, but were fully collateralized by Park’s investment securities portfolio. Total Deposits: $8.2 billion QTD Cost of Interest Bearing Deposits: 1.76% QTD Cost of Total Deposits: 1.22% Non-CD/Brokered Deposits over Total Deposits: 90% Note: Financial data as of March 31, 2025 unless otherwise noted. Non-interest Bearing 32% Transaction 26% Savings 32% Brokered Deposits 1% CDs 9%

High Quality Securities Portfolio P A R K N A T I O N A L C O R P O R A T I O N 31 • Park’s investment securities portfolio is highly rated(1): • 80% are AAA rated or Agency Backed • 18% are AA+, AA, AA- or A- rated • 2% are BBB, BBB- or Not Rated • 21% of the portfolio is floating rate. • All mortgage-backed securities and collateralized mortgage obligations are U.S. government agency issued, and are primarily collateralized by 15-year residential mortgage loans. • All state and political subdivision securities are investment grade rated, many with credit enhancements. • The expected weighted average life of Park’s investment securities portfolio was 4.78 years at March 31, 2025. • $393 million of the securities portfolio is unpledged. • Park had a net unrealized loss on securities of $65.1 million, or 6.9% of the portfolio, at March 31, 2025. • Park did not hold any held-to-maturity securities at March 31, 2025. QTD Yield on Securities: 3.25% Total Debt Securities: $938 million (1) Securities portfolio ratings as of March 31, 2025. Note: Financial data as of March 31, 2025 unless otherwise noted States & Political Subdivisions 20% Collateralized Loan Obligations 22% Corporate Debt Securities 2% Agency Mortgage- Backed Securities 56%

Historical Borrowing Position Overall borrowings remain historically low, which has been a key driver of our ability to maintain a favorable funding position relative to peers through the current cycle. *Includes FHLB advances, Brokered Deposits and Brokered Repurchase Agreements. 0% 3% 6% 9% 12% 15% 18% 21% 24% - 200,000,000 400,000,000 600,000,000 800,000,000 1,000,000,000 1,200,000,000 1,400,000,000 1,600,000,000 Brokered Repurchase Agreements Brokered Deposits FHLB Advances FHLB Borrowings and Brokered Deposits/Repurchase Agreements as % of Total Liabilities Note: Financial data as of March 31, 2025 unless otherwise noted. 32

Insured Deposits Trend Uninsured deposits were largely unchanged QoQ and continue to represent a reasonable level of exposure to the overall balance sheet relative to available funding capacities. 82% 84% 83% 83% 83% 82% 82% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Insured Collateralized Exposed Note: Financial data as of March 31, 2025 unless otherwise noted. 33

P A R K N A T I O N A L C O R P O R A T I O N Appendix

Reconciliation of Non-GAAP Financial Measures P A R K N A T I O N A L C O R P O R A T I O N 35 Reconciliation of Average Shareholders' Equity to Average Tangible Equity For the Twelve Months Ended For the Three Months Ended 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Average Shareholders' Equity 1,065,460$ 1,076,879$ 1,097,143$ 1,197,120$ 1,158,184$ 1,171,347$ 1,210,565$ 1,247,680$ 1,270,259$ Less: Average Goodwill and Other Intangible Assets 167,993 166,337 164,960 163,669 164,137 163,816 163,509 163,221 162,938 Average Tangible Equity 897,467$ 910,542$ 932,183$ 1,033,451$ 994,047$ 1,007,531$ 1,047,056$ 1,084,459$ 1,107,321$ Reconciliation of Total Shareholders' Equity to Tangible Equity As of As of 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Total Shareholders' Equity 1,110,759$ 1,069,226$ 1,145,293$ 1,243,848$ 1,161,979$ 1,183,257$ 1,239,413$ 1,243,848$ 1,279,042$ Less: Goodwill and Other Intangible Assets 167,057 165,570 164,247 163,032 163,927 163,607 163,320 163,032 162,758 Tangible Equity 943,702$ 903,656$ 981,046$ 1,080,816$ 998,052$ 1,019,650$ 1,076,093$ 1,080,816$ 1,116,284$ Reconciliation of Total Assets to Tangible Assets As of As of 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Total Assets 9,560,254$ 9,854,993$ 9,836,453$ 9,805,350$ 9,881,077$ 9,919,783$ 9,903,049$ 9,805,350$ 9,886,612$ Less: Goodwill and Other Intangible Assets 167,057 165,570 164,247 163,032 163,927 163,607 163,320 163,032 162,758 Tangible Assets 9,394,684$ 9,690,746$ 9,672,206$ 9,642,318$ 9,717,150$ 9,756,176$ 9,739,729$ 9,642,318$ 9,723,854$

Reconciliation of Non-GAAP Financial Measures (continued) P A R K N A T I O N A L C O R P O R A T I O N 36 Reconciliation of Fully Taxable Equivalent Net Interest Income to Net Interest Income For the Twelve Months Ended For the Three Months Ended 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Interest Income 345,853$ 378,247$ 471,670$ 522,965$ 126,640$ 128,904$ 133,808$ 133,613$ 132,200$ Fully Taxable Equivalent Adjustment 2,911 3,541 3,726 2,432 616 605 594 617 607 Fully Taxable Equivalent Interest Income 348,764$ 381,788$ 475,396$ 425,397$ 127,256$ 129,509$ 134,402$ 134,230$ 132,807$ Less: Interest Expense 15,960 31,188 98,557 124,946 31,017 31,067 32,694 30,168 27,823 Fully Taxable Equivalent Net Interest Income 332,804$ 350,600$ 376,839$ 400,451$ 96,239$ 98,442$ 101,708$ 104,062$ 104,984$ Reconciliation of Pre-Tax, Pre-Provision Net Income For the Twelve Months Ended For the Three Months Ended 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Net Income 153,945$ 148,351$ 126,734$ 151,420$ 35,204$ 39,369$ 38,217$ 38,630$ 42,157$ Plus: Income Taxes 34,290 32,108 26,870 33,305 7,211 8,960 8,431 8,703 9,046 Plus: Provision for (Recovery of) Credit Losses (11,916) 4,557 2,904 14,543 2,180 3,113 5,315 3,935 756 Pre-Tax, Pre-Provision Net Income 176,319$ 185,016$ 156,508$ 199,268$ 44,595$ 51,442$ 51,963$ 51,268$ 51,959$ Calculation of Allowance for Credit Losses / Loans As of As of 12/31/2021 12/31/2022 12/31/2023 12/31/2024 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 Allowance for Credit Losses 83,197$ 85,379$ 83,745$ 87,966$ 85,084$ 86,575$ 87,237$ 87,966$ 88,130$ Loans 6,871,122 7,141,891 7,476,221 7,817,128 7,525,005 7,664,377 7,730,984 7,817,128 7,883,735 Allowance for Credit Losses / Loans 1.21% 1.20% 1.12% 1.13% 1.13% 1.13% 1.13% 1.13% 1.12% *Tangible book value = Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period. *Net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period. *Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. *Return on Average Tangible Equity = Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

Park National Corporation P A R K N A T I O N A L C O R P O R A T I O N